EXHIBIT 10.1

                           AMENDED FEE AGREEMENT WITH
                            BREWER & PRITCHARD, P.C.

        WHEREAS, the parties hereto entered into and Engagement Agreement with Brewer & Pritchard, P.C. (the "Agreement")in February 1996, and

        WHEREAS, the parties hereto wish to amend section 5 of the Agreement to read as follows:

        Our periodic (generally monthly) statements describe the work accomplished during the prior month. Our invoices include a detailed account of all expenses incurred. You agree to pay the Firm's statements on receipt. Full payment in the amount indicated on the statement is required, unless otherwise waived or modified in writing between us. Your payment of fees and expenses is not contingent upon the results obtained in the final disposition of the matters for which we have been retained. The Firm, in its sole discretion may accept payment in cash or shares of stock of the Client.

CLIENT:  WESTMARK GROUP HOLDINGS, INC.           FIRM:  BREWER & PRITCHARD, P.C.
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By:___________________________________           By:____________________________
Name:_________________________________           Name: Thomas C. Pritchard
Title:________________________________

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CLIENT'S INITIALS
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